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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 12, 1998



                            LAM RESEARCH CORPORATION
             (Exact name of registrant as specified in its charter)



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
             DELAWARE                            000-12933                           94-2634797
  (State or Other Jurisdiction of         (Commission File Number)       (IRS Employer Identification No.)
          Incorporation)
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                 4650 CUSHING PARKWAY, FREMONT, CALIFORNIA 94538
                    (Address of Principal Executive Offices)

                                 (510) 659-0200
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report.)



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ITEM 5. OTHER EVENTS


         On November 12, 1998, Lam Research Corporation (the "Company") announced a reduction in its workforce and that it will record a restructuring charge against financial results for the quarter ending December 31, 1998. Attached hereto as Exhibit 99.1 is the Company's press release, dated November 12, 1998.




ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits

                99.1 Lam Research Corporation Press Release, dated November 12, 1998.



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATED:  November 13, 1998                   LAM RESEARCH CORPORATION


                                            By: /s/ Richard H. Lovgren
                                               ---------------------------------
                                            Name:  Richard H. Lovgren

                                            Title:  Vice President, Secretary
                                                    and General Counsel



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                                  EXHIBIT INDEX



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   Exhibit No.                      Description
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
99.1                Lam Research Corporation Press Release dated
                    November 12, 1998.
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